UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Property Solutions Acquisitions Corp. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROPERTY SOLUTIONS ACQUISITION CORP. II
64 Madison Ave, Suite 1009
New York, NY 10065

[●], 2022

Dear Fellow Stockholders:

We are pleased to invite you to attend the special meeting of stockholders of Property Solutions Acquisitions Corp. II, to be held on [●], 2022 at [●], Eastern time. You will be able to attend the special meeting (the “Special Meeting”) virtually by visiting [ ], where you will be able to listen to the meeting, submit questions, and vote online.

The attached formal meeting notice and Proxy Statement contain details of the business to be conducted at the special meeting.

Whether or not you attend the special meeting, it is important that your shares be represented and voted at the special meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone, or mail.

On behalf of our Board of Directors, we look forward to seeing you at the meeting.

Sincerely,

Jordan Vogel, Co-Chief Executive Officer and Director

PROPERTY SOLUTIONS ACQUISITION CORP. II
64 Madison Ave, Suite 1009
New York, NY 10065

Notice of Special Meeting of Stockholders

Meeting Time and Date	[ ], Eastern time, on [ ], 2022
Place	The Special Meeting will be conducted virtually via webcast. You will be able to attend the special meeting virtually by visiting [ ].com, where you will be able to listen to the meeting, submit questions, and vote online during the meeting.
Record Date	[ ], 2022 (the “Record Date”)
Redemption Deadline	No later than [ ], Eastern time, on [ ], 2022. See “INFORMATION REGARDING REDEMPTION RIGHTS--How to Exercise Your Redemption Rights” on page 24.
Items of Business

The following proposals (collectively, the “Proposals”) will be voted on at the Special Meeting.

1.     Proposal No. 1 – To amend (the “Extension Amendment Proposal”) our amended and restated certificate of incorporation (the “Charter”) to extend the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Extension”) from March 8, 2023 (the “Current Termination Date”) to [ ] 2023 (the “Extended Date”) and to further allow us, without another stockholder vote, to elect to extend the applicable Termination Date up to [ ] additional times, by an additional one month each time after the Extended Date, until [ ] 2023 (each, an “Additional Extended Date”), or a total of up to [ ] months after the Current Termination Date (such period, the “Extension Period”);

2.     Proposal 2 — To amend (the “Liquidation Amendment Proposal”, and together with the Extension Amendment Proposal, the “Charter Amendments”) the Charter to permit our Board, in its sole discretion, and without another stockholder vote, to elect to wind up our operations on a date that is earlier than the Extended Date or any Additional Extended Date, as applicable (including earlier than the Current Termination Date);

3.     Proposal 3 — To amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement, dated as of March [ ], 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to change the date by which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “Trust Account”) to the earlier of: (a) the later of: (i) the last day of the Extension Period or (ii) such later date as may be approved by the Company’s stockholders in accordance with the Charter; and (b) such earlier date as determined by our Board in its sole discretion; and

4.     Proposal 4 — A proposal (the “Adjournment Proposal”) to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

Condition Precedent to Extension Amendment Proposal

The implementation of the Extension Amendment is conditioned upon: (a) the approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite stockholders of the Company; and (b) the receipt of no more than [•] million of the public shares being put to us for redemption (the “Non-Redemption Condition”). ACCORDINGLY, THE EXTENSION AMENDMENT WILL NOT BE IMPLEMENTED UNLESS A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Board reserves the right to waive the Non-Redemption Condition and proceed with the Extension, in its sole discretion.

In addition, the Company will not implement the Extension Amendment if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which condition may not be waived by the Board.

Condition Precedent to Implementation of the Liquidation Amendment	The implementation of the Liquidation Amendment is conditioned upon: (a) the approval of the Liquidation Amendment Proposal and the Trust Amendment Proposal by the requisite stockholders of the Company; and (b) the Extension Amendment is not implemented for any reason.
Loan to Trust Account

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, Sponsor or one or more of affiliates of the Company or of the Sponsor, or one or more third-party designees of any of the foregoing (each a “Lender”) will extend one or more loans to us (the “Loans”) of (i) the lesser of (x) an aggregate of $      or (y) $      for each Public Share that is not redeemed (such amount, the “Monthly Amount”) (commencing on March 9, 2023 and ending on the 9th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until [ ], 2023.

See “Loan to Trust Account by Sponsor or Designee” on page 31 for more information.

Availability of Proxy Materials

Instructions on how to access our Proxy Statement, notice of special meeting and form of proxy is first being sent or given on or about [●], 2022 to all stockholders entitled to notice of and to vote at the special meeting.

The proxy materials can be accessed as of [●], 2022 by visiting [ ].

Voting	Whether or not you plan to attend the special meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone, or mail as soon as possible.

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount and (iii) liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the Extension Amendment and prior to the Extended Date or Additional Extended Date, as applicable (including a date prior to the Current Outside Date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the end of the Extension Period, as well as the planned implementation of the Excise Tax.

The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date or Additional Extended Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date or Additional Extended Date, as applicable, if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved.

By order of the Board of Directors,

Jordan Vogel, Co-Chief Executive Officer and Director

You are not being asked to vote for a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all of your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to stockholders and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the end of the Extension Period. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the end of the Extension Period.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of stockholders to be held on [•], 2022

This notice of Special Meeting of stockholders and accompanying Proxy Statement are available at: [•]

v

PROPERTY SOLUTIONS ACQUISITION CORP. II
64 Madison Ave, Suite 1009
New York, NY 10065

To Be Held on [ ], 2022 at [ ] Eastern time

Notice of Special Meeting of Stockholders

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

Why am I receiving this proxy statement?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the special meeting of stockholders of Property Solutions Acquisitions Corp. II, a Delaware corporation, and any postponements, adjournments, or continuations thereof.

We are a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”).

On March 8, 2021, Property Solutions Acquisition Corp. II, a Delaware corporation (the “Company” or “we,” “our” or “us”) consummated an initial public offering (the “IPO”), including a concurrent private placement of 805,000 units (the “Private Units”) by our sponsor Property Solutions Acquisition Sponsor II, LLC (the “Sponsor”), from which we derived aggregate gross proceeds of $308,050,000. Prior to our IPO, the Sponsor purchased 8,625,000 shares of our Class B common stock, which are convertible into shares of our Class A common stock (the “Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.004 per Founder Share. Prior to the completion of the IPO, up to 700,000 shares were subject to forfeiture. At the closing of the IPO, the underwriters partially exercised their over-allotment option. Accordingly, following the completion of the IPO, as a result of the underwriters’ election to partially exercise their over-allotment option, a total of 425,000 Founder Shares are no longer subject to forfeiture and 700,000 Founder Shares were forfeited, resulting in an aggregate of 7,925,000 Founder Shares outstanding.

Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such certain date is March 8, 2023 (i.e., 24 months from the consummation of the IPO, or the “business combination period”). If the Charter Amendments (which are conditioned on each other) and the Trust Amendment Proposal] are approved, the business combination period will instead be extended to up to [ ], 2023 unless our Board elects to wind up our operations on any date following the filing of the Charter Amendments, in which case we will liquidate the trust account (the “Trust Account”) and dissolve in accordance with law and redeem all public shares. Our Board believes that it is in the best interests of the stockholders to both continue the Company’s existence until the expiration of the Extension Period (as defined below) but also to enable the Company to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date prior to the Extended Date or Additional Extended Date, as applicable (including prior to the Current Termination Date), if it determines such action is in the best interests of the stockholders. Therefore, the Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

When and where is the meeting?

The special meeting will be held on the date and time set forth above. The special meeting will be conducted virtually via webcast. You will be able to attend the special meeting virtually by visiting [ ], where you will be able to listen to the meeting, submit questions, and vote online during the meeting.

The Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access this proxy statement and the accompanying notice of special meeting and form of proxy is first being sent or given on or about [●], 2022 to all stockholders of record as of the close of business on [●], 2022. The proxy materials can be accessed as of [●], 2022 by visiting [ ]. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials are set forth in the Notice of Internet Availability.

What is being voted on?

The following proposals (collectively, the “Proposals”) will be voted on at the Special Meeting.

1.	Proposal No. 1 – To amend (the “Extension Amendment Proposal”) our amended and restated certificate of incorporation (the “Charter”) to extend the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Extension”) from March 8, 2023 (the “Current Termination Date”) to [ ] 2023 (the “Extended Date”) and to further allow us, without another stockholder vote, to elect to extend the applicable Termination Date up to [ ] additional times, by an additional one month each time after the Extended Date, until [ ] 2023 (each, an “Additional Extended Date”), or a total of up to [ ] months after the Current Termination Date (such period, the “Extension Period”);

2.	Proposal 2 — To amend (the “Liquidation Amendment Proposal”, and together with the Extension Amendment Proposal, the “Charter Amendments”) the charter to permit our Board, in its sole discretion, and without another stockholder vote, to elect to wind up our operations on an earlier date the Extended Date or any Additional Extended Date, as applicable (including earlier than the Current Termination Date);

3.	Proposal 3 — To amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement, dated as of March [ ], 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to change the date by which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “Trust Account”) to the earlier of: (a) the later of: (i) the last day of the Extension Period or (ii) such later date as may be approved by the Company’s stockholders in accordance with the Charter; and (b) such earlier date as determined by our Board in its sole discretion (the “Trust Amendment Proposal”); and

4.	Proposal 4 — A proposal (the “Adjournment Proposal”) to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

What is the purpose of the Charter Amendments and Trust Amendment?

The purpose of the Charter Amendments and Trust Amendment is to provide the Company with additional time during the Extension Period to effect a suitable initial business combination as well as to enable the Board to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date prior to the Extended Date or Additional Extended Date, as applicable (including prior to the Current Termination Date), if it determines such action is in the best interests of the stockholders, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the end of the Extension Period, as well as the planned implementation of the Excise Tax (as defined below) beginning in 2023. While we are currently seeking to identify an initial business combination target, the Board currently believes that there will not be sufficient time before March 8, 2023 to identify and complete the initial business combination. Accordingly, the Board believes that it is in the best interests of our stockholders to provide the Company more time to identify and consummate the initial business combination, as well as to provide additional flexibility to wind up our operations and liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the expiration of the Extension Period in order to seek stockholder approval of a potential business combination.

Approval of the Extension Amendment Proposal, the Liquidation Amendment Proposal and Trust Amendment Proposal is a condition to the implementation of the Extension Period.

Why is the Company proposing the Charter Amendments and Trust Amendment Proposal?

The Company’s IPO prospectus and charter provided that the Company initially has until March 8, 2023 (the date which is 24 months after the consummation of the IPO) to complete the initial business combination. If Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are approved, the business combination period will be extended to March 8, 2024 (i.e., twelve months from the current termination date). Additionally, our Board, in its sole discretion, will have the ability to elect to wind up our operations on an earlier date, in which case we will liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares.

Our Board believes that it is in the best interests of our stockholders to provide for the Extension and incremental flexibility. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the expiration of the Extension Period in order to seek stockholder approval of the initial business combination.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension if our stockholders do not approve the Extension Amendment Proposal.

The implementation of the Extension Amendment is conditioned upon: (a) the approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite stockholders of the Company; and (b) the receipt of no more than [•] million of the public shares being put to us for redemption (the “Non-Redemption Condition”). ACCORDINGLY, THE EXTENSION AMENDMENT WILL NOT BE IMPLEMENTED UNLESS A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Board reserves the right to waive the Non-Redemption Condition and proceed with the Extension, in its sole discretion.

In addition, the Company will not implement the Extension Amendment if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which condition may not be waived by the Board.

See “Condition Precedent to Extension Amendment Proposal” on page 32 for more information.

Will the Sponsor or its Designee Make a Loan to the Trust if the Extension Amendment Proposal is Approved?

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or one or more of affiliates of the Company or of the Sponsor, or one or more third-party designees of any of the foregoing (each, a “Lender”) will extend one or more loans to us (the “Loans”) the Sponsor or its designees have agreed to contribute to us loans (the “Loans”) of (i) the lesser of (x) an aggregate of $      or (y) $      for each Public Share that is not redeemed (such amount, the “Monthly Amount”) (commencing on March 9, 2023 and ending on the 9th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until [ ], 2023.

Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than           Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on [ ], 2023, which would represent [ ] calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $      per share, with the aggregate maximum deposit into the to the Trust Account being $      . However, if           Public Shares are redeemed and           of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such [ ]-month period will be approximately $      per share.

See “Loan to Trust Account by Sponsor or Designee” on page 31 for more information.

Why should I vote “FOR” the Extension Amendment Proposal, the Liquidation Amendment Proposal and Trust Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Charter Amendments and the Trust Amendment to extend the date by which the Company must complete the initial business combination to the expiration of the Extension Period. Our Board also believes that stockholders will benefit from enabling the Board to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date prior to the Extended Date or Additional Extended Date, as applicable (including prior to the Current Termination Date), if it determines such action is in the best interests of the stockholders, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the end of the Extension Period, as well as the anticipated implementation of the Excise Tax beginning in 2023. Approval of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are required for the Company to implement the Charter Amendments and the Extension Amendment, the Liquidation Amendment and the Trust Amendment, respectively.

The Company’s existing charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem public shares if the Company does not complete its initial business combination before March 8, 2023, the Company will provide holders of its public shares (“public stockholders”) with the opportunity to redeem all or a portion of their public shares upon such approval (the election for such a redemption, the “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

If the Charter Amendments and Trust Amendment are approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares following the filing of the Charter Amendments on a specified date prior to the Extended Date or Additional Extended Date, as applicable (including prior to the Current Termination Date).

Our Board recommends that you vote in favor of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal but expresses no opinion as to whether you should redeem your public shares. Holders of our Public Shares (“Public Shareholders”) may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Special Meeting; however, redemption payments for Elections in connection with this Special Meeting will only be made if the Charter Amendments and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendments and Trust Amendment.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the proposals.

Our initial stockholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their shares of common stock in connection with (i) the completion of our initial business combination or (ii) a stockholder vote to approve an amendment to our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity. The initial stockholders are not entitled to redeem the Founder Shares.

On the record date, the initial stockholders beneficially owned and were entitled to vote 7,925,000 Founder Shares and 839,000 Private Shares, which represents approximately 21% of the Company’s issued and outstanding common stock.

In addition, the Sponsor or the Company’s or a potential target’s executive officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, “For” the Liquidation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

Approval of each of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal will require the affirmative vote of holders of a majority of the Company’s outstanding common stock entitled to vote thereon.

Approval of the Trust Amendment Proposal will require the affirmative vote of holders of 65.0% of the Company’s outstanding common stock entitled to vote thereon.

What happens if more than [●] of the Public Shares are redeemed in connection with the Extension Amendment Proposal?

The implementation of the Extension Amendment is conditioned upon: (a) the approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite stockholders of the Company; and (b) the receipt of no more than [•] million of the public shares being put to us for redemption (the “Non-Redemption Condition”). ACCORDINGLY, THE EXTENSION AMENDMENT WILL NOT BE IMPLEMENTED UNLESS A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Board reserves the right to waive the Non-Redemption Condition and proceed with the Extension, in its sole discretion.

If I do not redeem my shares now, would I still be able to vote on a Business Combination and exercise my redemption rights with respect to a Business Combination?

Yes. If you do not redeem all of your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the Record Date for voting on a Business Combination, you will be able to vote on the Business Combination when it is submitted to stockholders. You will also retain your right to redeem any retained Public Shares upon the consummation of a Business Combination, subject to any limitations set forth in the Charter, as amended.

What happens if I sell my common stock or units of the Company before the Special Meeting?

The [], 2022 record date is earlier than the date of the Special Meeting. If you transfer your public shares after the record date but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your shares of common stock prior to the record date, you will have no right to vote those shares at the Special Meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension, until the expiration of the Extension Period as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the initial business combination.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension if our stockholders do not approve the Extension Amendment Proposal. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are a condition to the implementation of the Extension. The Extension is also conditioned upon receipt of no more than [•] million of the public shares being put to us for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Board reserves the right to waive such condition and proceed with the Extension, in its sole discretion. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal, which condition may not be waived by the Board.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date or Additional Extended Date, as applicable.

If the Extension Amendment Proposal or any future extension amendment proposals are not implemented and we have not consummated a Business Combination by May 8, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (“DGCL”) to provide for claims of creditors and other requirements of applicable law. If the Extension Amendment Proposal is not approved, there will be no redemption of Public Shares.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, the holders of the Private Shares, Representative Shares and the Founder Shares will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

What happens if the Extension Amendment Proposal, the Liquidation Amendment Proposal and Trust Amendment Proposal are not approved?

If the Extension Amendment Proposal, the Liquidation Amendment Proposal and Trust Amendment Proposal are not approved, and we do not consummate the initial business combination by March 8, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then -remaining funds in such account to the public stockholders. If we implement the Extension (and provide for redemptions at such time) or liquidate after December 31, 2022, we may be subject to the Excise Tax as described in “Risk Factors — A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with an initial business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption or should we liquidate (a “Redemption Event”).”

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares and the Private Units (each Private Unit consists of one share of Class A common stock and one-fourth of one redeemable warrant). There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

Additionally, [redemption payments for Elections in connection with this Special Meeting will only be made if the Charter Amendments and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendments and Trust Amendment].

If the Extension Amendment Proposal, the Liquidation Amendment Proposal and Trust Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto, and the Trust Amendment in the form of Annex B hereto will become effective. Unless and until the Board determines to wind up the operations of the Company, the Company will remain a reporting company under the Exchange Act, and its units, common stock, and public warrants will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will then continue to work to identify and consummate the initial business combination prior to the expiration of the Extension Period.

If the Charter Amendments and Trust Amendment are approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date prior to the Extended Date or Additional Extended Date, as applicable (including prior to the Current Termination Date), if it determines such action is in the best interests of the stockholders.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

The [Charter Amendments are conditioned on each other and the Trust Amendment Proposal] is conditioned on the Charter Amendments. Therefore, the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal must each be approved for the Extension Period to be implemented.

Would I still be able to exercise my redemption rights if I vote against the Extension Amendment Proposal, the Liquidation Amendment Proposal or Trust Amendment Proposal?

Yes, assuming you are a stockholder as of the record date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Special Meeting will only be made if the Charter Amendments and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendments and Trust Amendment. If you do not redeem your public shares in connection with the Special Meeting, and you disagree with the initial business combination if and when it is proposed for a stockholder approval, you will retain your right to redeem your public shares upon consummation of the initial business combination, subject to any limitations set forth in the charter.

When and where is the Special Meeting?

The Special Meeting will be held at Eastern Time, on , 2022, in virtual format. The Company’s stockholders may attend and vote at the Special Meeting by visiting [https://www.cstproxy.com/ ] and entering the control number found on their proxy card. You may also attend the Special Meeting telephonically by dialing (toll-free within the United States and Canada) or (outside of the United States and Canada, standard rates apply). The passcode for telephone access is [] .. You will not be able to attend the Special Meeting physically. The online meeting format for the Special Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost.

How do I attend the virtual Meeting?

Registered stockholders received a proxy card from Continental Stock Transfer & Trust Company (“Continental”). The proxy card contains instructions on how to attend the Special Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: [ ], or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on    , 2022 at     Eastern Time (four (4) business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/ , enter your control number, name and email address. Once you pre-register you will be able to vote. At the start of the Special Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Special Meeting and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: [], or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Special Meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the meeting by (toll-free), within the U.S. and Canada, or (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number . This is listen only; you will not be able to vote or enter questions during the Special Meeting.

How do I vote?

If you are a holder of record of Company common stock, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/ .. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the virtual Meeting?”

How do I change my vote?

If you are a holder of record of Company common stock, you can revoke your proxy at any time before the final vote at the Special Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Special Meeting, (ii) granting a subsequent proxy online or (iii) voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote.

If your shares of Company common stock are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, reverse stock splits, stockholder proposals, elections of directors (even if not contested), and executive compensation, including advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation. The Charter Amendments, Trust Amendment Proposal and Adjournment Proposal are considered to be “non-routine” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented virtually or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting may adjourn the Special Meeting to another date.

Who can vote at the Special Meeting?

Only holders of record of the Company’s common stock at the close of business on , 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 31,700,000. shares of Class A common stock held by the public, 839,000 Private Shares (shares of Class A common stock) and 7,925,000 Founder Shares were outstanding and entitled to vote.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. See “The Meeting — Interests of our Sponsor, Directors and Officers.”

What happens to the Company’s warrants if the Charter Amendments and Trust Amendment Proposal are not approved?

If either the Charter Amendments or the Trust Amendment Proposal is not approved and we do not identify and consummate an initial business combination by March 8, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the public stockholders and the Company’s public warrants and Private Warrants will expire worthless.

What happens to the Company’s warrants if the Charter Amendments and Trust Amendment Proposal are approved?

If the Charter Amendments and the Trust Amendment Proposal are approved, the Company will be able to continue its efforts to identify and consummate its initial business combination until the expiration of the Extension Period and will retain the blank check company restrictions previously applicable to it, and the public warrants and Private Warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

Our Board will abandon the Extension if our stockholders do not approve the Extension Amendment Proposal. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are a condition to the implementation of the Extension. The Extension is also conditioned upon receipt of no more than [•] million of the public shares being put to us for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Board reserves the right to waive such condition and proceed with the Extension, in its sole discretion. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal, which condition may not be waived by the Board.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date or Additional Extended Date, as applicable.

See “Condition Precedent to Extension Amendment Proposal” on page 32 for more information.

Assuming the Board does not abandon the Extension and the Charter Amendments and the Trust Amendment are implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the initial business combination, or if the Company has not consummated the initial business combination by the expiration of the Extension Period.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on , 2022. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendments, the Trust Amendment and Election.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendments and Trust Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)            (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)            prior to 5:00 p.m., Eastern Time, on , 2022, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: [ ], that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendments and the Trust Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Public Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal will not be redeemed for cash held in the Trust Account.

In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendments and Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendments and Trust Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendments and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Charter Amendments and Trust Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the delivery of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into public shares and public warrants. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali (“Solicitor”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Solicitor’s customary fees, plus disbursements, and indemnify Solicitor against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four (4) business days following the Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at by calling 800-662-5200, or banks and brokers can call 203-658-9400, or by emailing @investor.morrowsodali.com.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

KEY DEADLINES AND DATES

The following is a summary of key dates and deadlines used in this proxy statement.

Special Meeting Time and Date	[ ], Eastern time, on [ ], 2022

Record Date	[ ], 2022

Redemption Deadline	No later than [ ], Eastern time, on [ ], 2022

Current Termination Date	March 8, 2023

Extended Date	[ ], 2023

Additional Extended Dates	Each of [ ], 2023, [ ], 2023 and [ ], 2023

Termination Date	The Extended Date or any of the Additional Extended Dates

Extension Period	From March 9, 2023 through up to [ ], 2023

If you have questions, please contact the Company’s proxy solicitor at 800-662-5200, or banks and brokers can call 203-658-9400, or by emailing [ ] @investor.morrowsodali.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described under “Risk Factors” in this proxy statement and “Item 1A. Risk Factors” of our Quarterly Report on Form 10-Q filed with the SEC on November 18, 2022 and in our other SEC filings. Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

RISK FACTORS

Before making a decision, you should carefully consider the risks described under “Risk Factors” in this proxy statement and “Item 1A. Risk Factors” of our Quarterly Report on Form 10-Q filed with the SEC on November 18, 2022 and in our other SEC filings. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Amendments will enable us to complete a Business Combination.

Approving the Charter Amendments involves a number of risks. Even if the Charter Amendments are approved, we can provide no assurances that a Business Combination will be consummated prior to the end of the Extension Period. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Amendments vote and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our Public Shares on the open market. The price of our Public Shares may be volatile, and there can be no assurance that stockholders will be able to dispose of their Public Shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on Nasdaq, we are a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax; however, no guidance has been issued to date. It is uncertain whether, and/or to what extent, the Excise Tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with an initial business combination or in the event we do not consummate an initial business combination by the Extended Date.

If the Current Termination Date (currently March 8, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Because any redemption that occurs as a result of the Extension would occur before December 31, 2022, we would not be subject to the excise tax as a result of any redemptions in connection with the Extension. However, if our stockholders approve the Extension, then any redemption or other repurchase that we make that occurs after December 31, 2022 may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our initial business combination, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by the Company, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the trust account, which would reduce the dollar amount that our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in March 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately [] months after the effective date of our IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

Even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, and we currently expect that we will, following such date, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account as cash items until the earlier of the consummation of our initial business combination or the liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

Redemptions in connection with the Charter Amendments will reduce our trust account balance which may make us less attractive to potential targets.

We are required to provide public holders with the right to redeem their public shares in connection with the Charter Amendments. Even the Non-Redemption Condition is satisfied (i.e., even if no more than [●] million of the public shares are put to us for redemption at the Special Meeting), we will be required to again give our remaining stockholders the option to redeem any public shares that remain outstanding. As such, it is possible that some potential targets may deem us a less attractive partner with which to consummate a business combination.

BACKGROUND

We are a Delaware-incorporated blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

As of the record date, the number of issued and outstanding voting shares of our common stock consisted of 32,839,000 shares of our Class A common stock and 7,925,000 shares of Class B common stock (“Founder Shares”). Of the shares of Class A common stock:

-	31,700,000 shares that were issued in our IPO (the “Public Shares”);

-	839,000 shares (“Private Shares”) were issued to the Sponsor and EarlyBirdCapital Inc. (“EarlyBird”), one of our underwriters, in a private placement transaction (the “Private Placement”) that was completed at the time of our IPO, of which 680,500 Private Shares are held by the Sponsor and 158,500 Private Shares are held by EarlyBird; and

-	300,000 shares (“Representative Shares”) were issued to EarlyBirdCapital Inc., one of the underwriters for our IPO, prior to our IPO as compensation for its services;

Of the 7,925,000 Founder Shares outstanding (i) (i) 7,871,000 Founder Shares are held by the Sponsor and (ii) 54,000 Founder Shares are held by our three independent directors in total (18,000 Founder Shares each).

In addition, we issued (i) as part of our IPO, 7,925,000 public warrants (“Public Warrants”), each exercisable to purchase one share of Class A common stock; and (ii) as part of the Private Placement, 839,000 Private Units, each of which consists of one Private Share and one-fourth of one redeemable warrant to purchase one share of Class A common stock (the “Private Warrants”), or a total of 209,750 whole Private Warrants. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation.

Once the warrants become exercisable, the Company may redeem the outstanding warrants as follows:

-	at a price of $0.01 per warrant if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders; and

-	at a price of $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that during such 30 day period holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares based on the redemption date and the “fair market value” of our shares of Class A common stock, if, and only if:

o	the Private Warrants are also concurrently called for redemption at the same price (equal to a number of shares of Class A common stock) as the outstanding Public Warrants; and

o	there is an effective registration statement covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating thereto available throughout the 30-day period after written notice of redemption is given.

The Private Warrants, however, will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

Although we have reviewed a significant number of opportunities for our initial business combination, and we continue to search for a transaction in the best interests of our stockholders, the Board currently believes that there will not be sufficient time before March 8, 2023 (i.e., 24 months from the consummation of the IPO) to complete an initial business combination. Accordingly, the Board believes that in order to be able to both consummate an initial business combination and allow for current holders of public shares to make the Election, we will need to implement the Charter Amendments and the Trust Amendment.

Approximately $[] million in proceeds from our IPO, the simultaneous sale of warrants in the Private Placement, and interest income are being held in our Trust Account in the United States maintained by Continental, acting as trustee. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 24 months from the closing of the IPO, subject to extension, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 24 months from the closing of the IPO or during any extension period, our return of the funds held in the Trust Account to our public stockholders as part of our redemption of the public shares.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Founder Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting - Interests of our Sponsor, Directors and Officers.”

You are not being asked to vote on any business combination at this time. If the Charter Amendments and Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the initial business combination, you will be entitled to vote on the initial business combination if and when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event the initial business combination is approved and completed or we have not consummated a business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

The Special Meeting will be held at [ ], Eastern time, on [ ], 2022.

The special meeting will be conducted virtually via webcast. You will be able to attend the special meeting virtually by visiting [ ].com, where you will be able to listen to the meeting, submit questions, and vote online during the meeting.

Record Date

The record date with respect to this solicitation is the close of business on , 2022 and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournments or postponements thereof.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal No. 1 – To amend (the “Extension Amendment Proposal”) our amended and restated certificate of incorporation (the “Charter”) to extend the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Extension”) from March 8, 2023 (the “Current Termination Date”) to [ ] 2023 (the “Extended Date”) and to further allow us, without another stockholder vote, to elect to extend the applicable Termination Date up to [ ] additional times, by an additional one month each time after the Extended Date, until [ ] 2023 (each, an “Additional Extended Date”), or a total of up to [ ] months after the Current Termination Date (such period, the “Extension Period”);

2.	Proposal 2 — To amend (the “Liquidation Amendment Proposal”, and together with the Extension Amendment Proposal, the “Charter Amendments”) the Charter to permit our Board, in its sole discretion, and without another stockholder vote, to elect to wind up our operations on a date that is earlier than the Extended Date or any Additional Extended Date, as applicable (including earlier than the Current Termination Date);

3.	Proposal 3 — To amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement, dated as of March [ ], 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to change the date by which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “Trust Account”) to the earlier of: (a) the later of: (i) the last day of the Extension Period or (ii) such later date as may be approved by the Company’s stockholders in accordance with the Charter; and (b) such earlier date as determined by our Board in its sole discretion; and

4.	Proposal 4 — A proposal (the “Adjournment Proposal”) to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

Voting Rights and Revocation of Proxies

If you are a holder of record of Company common stock, you can revoke your proxy at any time before the final vote at the Special Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Special Meeting, (ii) granting a subsequent proxy online or (iii) voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. If your shares of Company common stock are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about    , 2022.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of common stock entitled to vote at the Special Meeting is [] public shares, [ ] Private Shares and [] Founder Shares. Each share of common stock is entitled to one vote. The presence represented via the remote platform or by proxy at the Special Meeting of a majority of the number of outstanding shares of common stock, will constitute a quorum. There is no cumulative voting.

Abstentions

Shares that abstain will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the proposals is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass; Impact of Abstentions

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Impact of Abstentions or Failure to Vote
Extension Amendment	Majority of the outstanding shares of common stock entitled to vote thereon	Will count as a vote “AGAINST”
Liquidation Amendment	Majority of the outstanding shares of common stock entitled to vote thereon	Will count as a vote “AGAINST”
Trust Amendment	65% of outstanding shares of common stock entitled to vote thereon	Will count as a vote “AGAINST”
Adjournment	Majority of the outstanding shares entitled to vote thereon	Will count as a vote “AGAINST”

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Charter Amendment, “FOR” the Liquidation Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

●	You can attend the Special Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Special Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your public shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Special Meeting. You may contact Morrow Sodali, our proxy solicitor by calling [ ], or banks and brokers can call [], or by emailing [ ]@investor.morrowsodali.com.

In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own public shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitation.

Delivery of Proxy Materials to Stockholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions;

●	if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at[]; or

●	if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

●	the fact that the Sponsor and our directors and officers hold an aggregate of 7,871,000 Founder Shares, 680,500 Private Units and 170,125 Private Warrants, all of which would expire worthless if a business combination is not consummated;

●	the fact that each of our three independent directors $18,000 Founder Shares ($54,000 in total), which will be worthless if a business combination is not consummated;

●	the fact that, unless the Company consummates the initial business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company ($[ ] of such expenses were incurred that had not been reimbursed as of September 30, 2022) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the Extension Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

●	the fact that we have entered into an administrative support agreement with the Sponsor pursuant to which we pay the Sponsor a total of $[10,000] per month for office space and administrative support services, until the completion of our initial business combination or our liquidation; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

INFORMATION REGARDING REDEMPTION RIGHTS

General

Pursuant to our current charter, our public stockholders will be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendments, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then outstanding public shares. If your redemption request is properly made and the Charter Amendments are approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $    million on    , 2022, the estimated per share redemption price would have been approximately $   . Public stockholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Special Meeting, but redemption payments for Elections in connection with this Special Meeting will only be made if the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendments and Trust Amendment.

How to Exercise Your Redemption Rights

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on , 2022 (two (2) business days before the Special Meeting) that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn:
E-mail:

and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares.

Withdrawal of Demand for Redemption

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by March 8, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Diagram Regarding Availability of Redemption Rights

The following diagram summarizes the circumstances under which public stockholders will be entitled to redeem all or a portion of their public shares in connection with the Special Meeting, assuming our Board does not abandon the Proposals or elect not to submit them for a vote, which it reserves the right to do in its sole discretion.

Do you hold Class A Shares on the Record Date?
No
You are not entitled to vote at the Special Meeting
Yes
Has the Extension Amendment Proposal been approved?
No
You will not be entitled to exercise your redemption rights.
Yes
Has the Liquidation Amendment Proposal been approved?
No
Yes
Has the Trust Amendment Proposal been approved?
No
Yes
Has the Non-Redemption Condition been satisfied?*
No
Has the Non-Redemption Condition been waived?
No
Yes
You will be entitled to exercise your right to redeem all or a portion of your public shares.**
Yes

** Assumes the (1) Board has decided to submit the Proposals to a vote and that the Board has not decided to abandon the any of them, and (2) the number of redemptions of our public shares does not cause the Company to have less than $5,000,001 of net tangible assets.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS
EXERCISING REDEMPTION RIGHTS

Overview

The following discussion is a summary of certain United States federal income tax considerations for holders of our shares with respect to the exercise of redemption rights in connection with the approval of the Extension in connection with the Charter Amendments. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market tax accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies;

●	real estate investment trusts;

●	persons liable for alternative minimum tax;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection

●	with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other

●	integrated or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

We have not sought, and will not seek, a ruling from the IRS as to any United States federal income tax consequence described herein. The IRS may disagree with the tax consequences described herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described herein. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash pursuant to the Election (a “Redeeming U.S. Holder”). For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its shares of the Company and is:

●         an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

●         a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●         an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●         a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

U.S. Federal Income Tax Treatment of Non-Electing U.S. Holders

A U.S. Holder who does not make the Election (including any U.S. Holder who votes in favor of the Charter Amendments) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Charter Amendments.

U.S. Federal Income Tax Treatment of Electing U.S. Holders

A Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such stockholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). U.S. Holders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a stockholder’s proportionate interest is a “meaningful reduction” if the stockholder’s relative interest in the corporation is minimal and the stockholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as distribution in respect of such shares for U.S. federal income (a “Distribution”). A Distribution will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the stockholder’s “holding period.” Any Distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash pursuant to the Election (“Redeeming Non-U.S. Holders”). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●         such Redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met;

●         such Redeeming Non-U.S. Holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty); or

●         the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the second bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. Holder. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower applicable treaty rate). If the second bullet point applies to a Redeeming Non-U.S. Holder, such Redeeming Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is taxable as a U.S. resident, and therefore is a U.S. Holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. Holder despite being physically present in the U.S. for 183 days or more.

If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such Redeeming Non-U.S. Holder on the deemed sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. The Company believes that it is not and has not been at any time since our formation a United States real property holding corporation.

If a redemption of a Redeeming Non-U.S. Holder’s shares is treated as a Distribution, as discussed above under the section entitled “-U.S. Federal Income Tax Treatment of Electing U.S. Holders” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any portion of a Distribution not constituting a dividend will be treated first as reducing (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Redeeming Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described in above.

Information Reporting and Backup Withholding for U.S. and Non-U.S. Holders

Dividend payments with respect to our ordinary shares and proceeds from the sale, exchange or redemption of our ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

The Company will not pay any additional amounts to redeeming holders in respect of any amounts withheld in connection with a redemption of our shares. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares.

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PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL

You are not being asked to vote on any business combination at this time. If the Charter Amendments and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote for the initial business combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated the initial business combination during the Extension Period, subject to the terms of the Charter.

What is the Extension Amendment Proposal?

The Extension Amendment Proposal would amend the Company’s Charter to extend the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Extension”) from March 8, 2023 (the “Current Termination Date”) to [ ] 2023 (the “Extended Date”) and to further allow us, without another stockholder vote, to elect to extend the applicable Termination Date up to [ ] additional times, by an additional one month each time after the Extended Date, until [ ] 2023 (each, an “Additional Extended Date”), or a total of up to [ ] months after the Current Termination Date (such period, the “Extension Period”).

The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Amendment and Trust Amendment is to provide the Company with additional time during the Extension Period to effect a suitable initial business combination prior to the scheduled end of the Extension Period. While we are currently seeking to identify an initial business combination target, the Board currently believes that there will not be sufficient time before March 8, 2023 to identify and complete the initial business combination. Accordingly, the Board believes that it is in the best interests of our stockholders to provide the Company more time to identify and consummate the initial business combination. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the expiration of the Extension Period in order to seek stockholder approval of a potential business combination.

Condition Precedent to Extension Amendment Proposal

The implementation of the Extension Amendment is conditioned upon: (a) the approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite stockholders of the Company; and (b) the receipt of no more than [•] million of the public shares being put to us for redemption (the “Non-Redemption Condition”). ACCORDINGLY, THE EXTENSION AMENDMENT WILL NOT BE IMPLEMENTED UNLESS A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Board reserves the right to waive the Non-Redemption Condition and proceed with the Extension, in its sole discretion.

In addition, the Company will not implement the Extension Amendment if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which condition may not be waived by the Board.

Loan to Trust Account by Sponsor or Designee

As described below, the Extension Amendment Proposal is also conditioned upon receipt of no more than [●]% of the Public Shares (as defined below) being put to us for redemption. If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Lenders have agreed to extend loans to us (the “Loans”) of (i) the lesser of (x) an aggregate of $      or (y) $      for each Public Share that is not redeemed (such amount, the “Monthly Amount”) (commencing on March 9, 2023 and ending on the 9th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until [ ], 2023.

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Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than           Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on [ ], 2023, which would represent [] calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $      per share, with the aggregate maximum contribution to the Trust Account being $      . However, if           Public Shares are redeemed and           of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such []-month period will be approximately $      per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account promptly following March 8, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 9th day of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the applicable Lender upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether to extend for additional calendar months after [ ], 2023 and until [ ], 2023 and if our Board determines not to continue extending for additional calendar months, the Lenders’ obligation to make additional Loans following such determination will terminate.

Condition Precedent to Extension Amendment Proposal

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are a condition to the implementation of the Extension. The Extension is also conditioned upon receipt of no more than [•] million of the public shares being put to us for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Board reserves the right to waive such condition and proceed with the Extension, in its sole discretion. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal, which condition may not be waived by the Board.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date or Additional Extended Date, as applicable.

If the Extension Amendment Proposal Is Approved

The implementation of the Extension Amendment is conditioned upon: (a) the approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite stockholders of the Company; and (b) the receipt of no more than [•] million of the public shares being put to us for redemption (the “Non-Redemption Condition”). ACCORDINGLY, THE EXTENSION AMENDMENT WILL NOT BE IMPLEMENTED UNLESS A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Board reserves the right to waive the Non-Redemption Condition and proceed with the Extension, in its sole discretion.

In addition, the Company will not implement the Extension Amendment if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which condition may not be waived by the Board.

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If the Extension Amendment Proposal, as well as the Liquidation Amendment Proposal and the Trust Amendment Proposal, are approved, the Charter Amendments in the form of Annex A hereto will, upon filing in Delaware, be effective and the Trust Account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable termination date. The Company will then continue to attempt to identify and consummate an initial business combination until the applicable Extension Period or until the Company’s Board determines in its sole discretion that it will not be able to consummate the initial business combination before the expiration of the Extension Period and does not wish to continue operations until such expiration.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Trust Amendment Proposal are not approved and we have not consummated the initial business combination by March 8, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We do not believe it is likely that, if the Charter Amendments and the Trust Amendment Proposal are not approved, we will be able to consummate an initial business combination by March 8, 2023.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our initial stockholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their shares of common stock in connection with a stockholder vote to approve an amendment to our charter such as the Charter Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 7,925,000 Founder Shares, which represents approximately 20% of the Company’s issued and outstanding common stock.

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In connection with the Charter Amendments, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Trust Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. However, redemption payments for Elections in connection with this Special Meeting will only be made if the Charter Amendments and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendments and Trust Amendment. If the Charter Amendments and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendments (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $ of marketable securities as of    , 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the expiration of the Extension Period (if the Charter Amendments and the Trust Amendment Proposal are approved) or our earlier liquidation.

Exercise of Redemption Rights

To exercise your redemption rights, see “How to Exercise Your Redemption Rights” on page 24.

As of     , 2022, there was approximately $ million of marketable securities in the Trust Account. If the Charter Amendment and the Trust Amendment Proposal are approved and the Company extends the business combination period to [ ] 2023 (or such earlier date as determined by our Board in its sole discretion), the redemption price per share at the meeting for the initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $     per share under the terms of our current charter and Trust Agreement.

Abandonment of Proposal

Our Board will abandon and not implement the Extension Amendment Proposal unless our stockholders approve each of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal. This means that unless all three proposals are approved by the stockholders, none of these three proposals will take effect. Notwithstanding stockholder approval of the Charter Amendments and the Trust Amendment, our Board will retain the right to abandon and not implement the Charter Amendments and the Trust Amendment at any time before the implementation thereof without any further action by our stockholders.

Vote Required for Approval

See “Required Votes for Each Proposal to Pass; Impact of Abstentions” on page 22.

Abstentions or the failure to vote on the Extension Amendment will have the same effect as a vote “AGAINST” the Extension Amendment.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT.

PROPOSAL 2: THE LIQUIDATION AMENDMENT PROPOSAL

What is the Liquidation Amendment Proposal?

The Liquidation Amendment Proposal is a proposal to amend the Charter to permit our Board, in its sole discretion, and without another stockholder vote, to elect to wind up our operations on a date that is earlier than the Extended Date or any Additional Extended Date, as applicable (including earlier than the Current Termination Date).

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The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Liquidation Amendment

The Company is proposing to amend its charter to permit our Board to elect to wind up our operations on an earlier date and liquidate the Trust Account following filing of the amended charter and prior to June 20, 2023 (including a date prior to the current termination date) if it determines such action is in the best interests of stockholders. In electing to wind up at an earlier date, the Board may take into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the end of the Extension Period, as well as the planned implementation of the Excise Tax beginning in 2023.

The purpose of the Liquidation Amendment is to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date following the filing of the amended charter on a specified date prior to the Extended Date or Additional Extended Date, as applicable (including prior to the Current Termination Date), if it determines such action is in the best interests of the stockholders, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the end of the Extension Period, as well as the planned implementation of the Excise Tax beginning in 2023. While we are currently seeking to identify an initial business combination target, the Board currently believes that there will not be sufficient time before March 8, 2023 to identify and complete the initial business combination. Accordingly, the Board believes that it is in the best interests of our stockholders to provide additional flexibility to wind up our operations, in which case we will liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the expiration of the Extension Period in order to seek stockholder approval of a potential business combination.

Our Board will abandon and not implement the Liquidation Amendment Proposal unless our stockholders approve the Extension Amendment Proposal and the Liquidation Amendment Proposal. This means that unless both proposals are approved by the stockholders, none of these two proposals will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time before the effectiveness thereof without any further action by our stockholders.

Condition Precedent to Implementation of the Liquidation Amendment

The implementation of the Liquidation Amendment is conditioned upon: (a) the approval of the Liquidation Amendment Proposal and the Trust Amendment Proposal by the requisite stockholders of the Company; and (b) the Extension Amendment is not implemented for any reason.

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If the Liquidation Amendment Proposal Is Approved

If the Liquidation Amendment Proposal, as well as the Extension Amendment Proposal and the Trust Amendment Proposal, are approved, the Charter Amendments in the form of Annex A hereto will, upon filing in Delaware, be effective and the Trust Account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable termination date. The Company will then continue to attempt to identify and consummate an initial business combination until the applicable Extension Period or until the Company’s Board determines, in its sole discretion, that it will not be able to consummate the initial business combination before the expiration of the Extension Period and does not wish to seek an additional extension.

If the Liquidation Amendment Proposal Is Not Approved

If the Liquidation Amendment Proposal, the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and we have not consummated the initial business combination by March 8, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We do not believe it is likely that, if the Charter Amendments and the Trust Amendment Proposal are not approved, we will be able to consummate an initial business combination by March 8, 2023.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

You are not being asked to vote on any business combination at this time. If the Charter Amendments and Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the initial business combination, you will be entitled to vote on the initial business combination if and when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event the initial business combination is approved and completed or we have not consummated a business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.

Our initial stockholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their shares of common stock in connection with a stockholder vote to approve an amendment to our charter such as the Charter Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 7,925,000 Founder Shares, which represents 20% of the Company’s issued and outstanding common stock.

In connection with the Extension Amendment Proposal, the Liquidation Amendment Proposal, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Trust Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. However, redemption payments for Elections in connection with this Special Meeting will only be made if the Charter Amendments and the Trust Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Charter Amendments and Trust Amendment. If the Charter Amendments and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendments (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $ as of       , 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the expiration of the Extension Period if the Charter Amendments and the Trust Amendment Proposal are approved.

36

Exercise of Redemption Rights

To exercise your redemption rights, see “How to Exercise Your Redemption Rights” on page 24.

As of       , 2022, there was approximately $ million of marketable securities in the Trust Account. If the Charter Amendment and the Trust Amendment Proposal are approved and the Company extends the business combination period to [ ] 2023 (or such earlier date as determined by our Board in its sole discretion), the redemption price per share at the meeting for the initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $ per share under the terms of our current charter and Trust Agreement.

Abandonment of Proposal

Our Board will abandon and not implement the Liquidation Amendment Proposal unless our stockholders approve each of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal. This means that unless all three proposals are approved by the stockholders, none of these three proposals will take effect. Notwithstanding stockholder approval of the Charter Amendments and the Trust Amendment, our Board will retain the right to abandon and not implement the Charter Amendments and the Trust Amendment at any time before the effectiveness thereof without any further action by our stockholders.

Vote Required for Approval

See “Required Votes for Each Proposal to Pass; Impact of Abstentions” on page 22.

Abstentions or the failure to vote on the Extension Amendment will have the same effect as a vote “AGAINST” the Extension Amendment.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE LIQUIDATION AMENDMENT PROPOSAL.

PROPOSAL 3: THE TRUST AMENDMENT PROPOSAL

What is the Trust Amendment Proposal?

The Trust Amendment Proposal would amend the Trust Agreement to allow the Company to change the date by which the trustee, Continental Stock Transfer & Trust Company, must commence liquidation of the Trust Account to the earlier of: (a) the later of: (i) the last day of the Extension Period or (ii) such later date as may be approved by the Company’s stockholders in accordance with the Charter; and (b) such earlier date as determined by our Board in its sole discretion.

A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

37

Reasons for the Trust Amendment

The Company’s current Trust Agreement provides that the Company has until 24 months after the closing of the IPO, and such later day as may be approved by the Company’s stockholders in accordance with the Company’s charter to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment parallels the proposed Charter Amendment and would amend the Trust Agreement to enable us to implement the Extensions.

If the Trust Amendment Proposal Is Approved

If both the Charter Amendment and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable termination date. The Company will then continue to attempt to identify and consummate an initial business combination until the applicable Extension Period or until the Company’s Board determines in its sole discretion that it will not be able to consummate the initial business combination by the applicable Extension Period and does not wish to continue operations until such expiration.

If the Trust Amendment Proposal Is Not Approved

If the Trust Amendment is not approved and we do not consummate the initial business combination by March 8, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Abandonment of Proposal

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will be implemented. Notwithstanding stockholder approval of the Charter Amendments and Trust Amendment, our Board will retain the right to abandon and not implement the Charter Amendments and Trust Amendment at any time before the implementation thereof without any further action by our stockholders.

Vote Required for Approval

See “Required Votes for Each Proposal to Pass; Impact of Abstentions” on page 22.

Abstentions or the failure to vote on the Extension Amendment will have the same effect as a vote “AGAINST” the Extension Amendment.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

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PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Special Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by stockholders represented at the Special Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of , 2022 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table is based on 31,700,000 public shares (shares of Class A common stock), 839,000 Private Shares (shares of Class A common stock)] and 7,925,000 Founder Shares (shares of Class B common stock) outstanding and does not reflect record or beneficial ownership of the Private Warrants as these warrants are not exercisable within 60 days of , 2022.

	Class A Common Stock			Class B Common Stock(2)		Approximate
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Percentage of Outstanding Common Stock
Property Solutions Acquisition Sponsor II, LLC(3)	680,500	(6)	2.1%	7,871,000	99.3%	20.9%
Jordan Vogel(3)	680,500	(6)	2.1%	7,871,000	99.3%	20.9%
Aaron Feldman(3)	680,500	(6)	2.1%	7,871,000	99.3%	20.9%
David Amsterdam(4)	—		—	18,000	*	—
Avi Savar(4)	—		—	18,000	*	—
Eduardo Abush(4)	—		—	18,000	*	—
All directors and officers as a group (Five individuals)	680,500		2.1%	7,925,000	100%	21.0%
Aristeia Capital, L.L.C.(5)	1,677,600		5.1%	—	—%	4.1%

39

*   Less than one percent.

(1)  Unless otherwise indicated, the business address of each of the individuals is c/o Property Solutions Acquisition Corp. II, 654 Madison Avenue, Suite 1009, New York, New York 10065.

(2)  Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares will automatically convert into shares of Class A common stock at the time of our initial business combination.

(3)  Property Solutions Acquisition Sponsor II, LLC, our sponsor, is the record holder of such shares. Jordan Vogel and Aaron Feldman are managing members of our sponsor, and as such, have voting and investment discretion with respect to the shares of common stock held of record by our sponsor and may be deemed to have beneficial ownership of the common stock held directly by our sponsor. Messrs. Vogel and Feldman disclaim any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)  Does not include any securities held by Property Solutions Acquisition Sponsor II, LLC, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein. On February 18, 2021, the Sponsor transferred 15,000 of its shares of Class B Common Stock to each of the company’s new directors as compensation for his service as a director of the company. As a result of the stock split on March 3, 2021, each of the new directors now own 18,000 shares of Class B Common Stock.

(5)  Beneficial ownership is based on ownership as set forth in the Schedule 13G filed by Aristeia Capital, L.L.C on February 14, 2022. The foregoing reporting person reported sole voting power and sole dispositive power over 1,677,600 shares of Class A Common Stock. Aristeia Capital, L.L.C., a Delaware limited liability company, is the investment manager of, and has voting and investment control with respect to the securities described herein held by, one or more private investment funds. The address for the foregoing reporting person is 654 Madison Avenue, Suite 1009, New York, New York 10065.

(6)  Consists of 680,500 units purchased by Property Solutions Acquisition Sponsor II, LLC (the “Sponsor”) for $10.00 per unit in a private placement transaction with the registrant. Each such unit consists of one share of Class A common stock and one-fourth of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment.

Potential Change in Control

The Board and our Co-Chief Executive Officers have informed us that if the Charter Amendments are approved and the Extension is implemented (i) the directors, other than Aaron Feldman, expect to resign and reconstitute the Board by filling the vacancies created by such resignations by appointing new independent directors, and (ii) each Co-Chief Executive Officer expects to resign and new executive officers will be appointed (such new independent directors and new executive officers are the “New Leadership” and such actions the “Leadership Changes”).

The Leadership Changes will be subject to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder. Under such regulations, if any persons are to be elected or designated as directors of a public company, otherwise than at a meeting of security holders, and if the persons so elected or designated will constitute a majority of the directors, then, at least 10 days before such persons take office, the company must send its stockholders an information statement (the “14F Statement”) containing biographical and other information substantially equivalent to the information which would be required by Items 6 (a), (d) and (e), 7 and 8 of Schedule 14A of Regulation 14A if such person or persons were nominees for election as directors at a meeting of security holders. Accordingly, the Leadership Changes will take effect only after the expiration of a 10-day waiting period from the date the Company first mails the required 14F Statement to its stockholders. In addition, if the Leadership Changes occur, the New Leadership has informed us that they expect to broaden our mandate beyond “PropTech” companies and other businesses that service the real estate industry. Although the registration statement that we filed at the time of our IPO provides that we may pursue acquisition opportunities in any business, industry, sector or geographical location, the 14F Statement will include additional information about the types of businesses the New Leadership expects to target. The 14F Statement will also provide that the Leadership Changes will occur only if the Charter Amendments are approved and if the Extension is implemented.

Proxies are not being solicited in respect of the possible change of directors that would occur if the Leadership Changes occur, and no vote or other action by the Company’s shareholders is required in response to the Information Statement that we will transmit as described above.

Foreign Ownership

The Sponsor is a Delaware limited liability company, which is not controlled by, and does not have substantial ties to, any non-U.S. person. In addition, the Co-Chief Executive Officers and members of the Board are U.S. citizens, and the Co-Chief Executive Officers are the managing members of the Sponsor. Neither Messrs. Vogel and Feldman, nor to the best of the Company’s knowledge, is any other member of the Sponsor controlled by, or has any substantial ties to, any non-U.S. person. In addition, each member of the New Leadership is expected to be a U.S. citizen.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is www.classacceleration.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendment, the Trust Amendment Proposal or the Adjournment Proposal, by calling the Company’s proxy solicitor at 800-662-5200, or banks and brokers can call 203-658-9400, or by emailing [ ] @investor.morrowsodali.com.

You may also contact us at the following address or telephone number:

PROPERTY SOLUTIONS ACQUISITION CORP. II
64 MADISON AVE, SUITE 1009
NEW YORK, NY 10065

Tel:
Email:

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than     , 2022.

41

ANNEX A

CERTIFICATE OF AMENDMENT

of
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PROPERTY SOLUTIONS ACQUISITION CORP. II

Property Solutions Acquisitions Corp. II (the “Corporation”), a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”), does hereby certify:

1.      The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the text of Section 9.1(b) thereof in its entirety and inserting the following in lieu thereof:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the ‘SEC’) on February 5, 2021, as amended and declared effective by the SEC on March 3, 2021 (the ‘Registration Statement’), shall be deposited in a trust account (the ‘Trust Account’), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination within [●] months from the closing of the Offering (the ‘Outside Date’), unless the Board shall have, by resolution or resolutions thereof adopted prior to the Outside Date, extended the period of time to complete an initial Business Combination beyond the Outside Date to a date certain that is up to a total of [●] additional months after the Outside Date, but in all events not later than [●], 2023, provided that the Sponsor (or one or more of its affiliates or designees) (the ‘Lender’) has (A) provided to the Corporation a notice requesting an extension no later than five business days prior to the Outside Date and (B) deposited in the Trust Account cash in an amount equal to either (the ‘Deposit Amount’) (x) an aggregate of $[●] or (y) on a monthly basis, $[●] for each Offering Share that is not redeemed (commencing on March 9, 2023 and ending on the 9th day of each subsequent month), or portion thereof, that is needed by the Corporation (as determined by the Board, by resolution or resolutions thereof) to complete an initial Business Combination, such aggregate monthly deposits not to exceed $[●] (if the extension is for the maximum of [●] additional months), in consideration of the Corporation’s execution and delivery of a non-interest bearing, unsecured promissory note equal to the Deposit Amount, which such promissory note shall (I) if the Corporation completes an initial Business Combination by the Termination Date (as defined below), be repaid either (at the election of the Lender) in cash or by the Corporation’s issuance to the Lender of units, which units shall be identical to the units issued to the Sponsor at the time of the Offering, or (II) if the Corporation does not complete an initial Business Combination by the Termination Date, be repaid either (at the election of the Lender) in cash solely from funds held by the Corporation outside of the Trust Account or forfeited, eliminated or otherwise forgiven, (iii) the redemption of 100% of the Offering Shares on such date prior to the Outside Date as determined by the Board (by resolution or resolutions thereof), without any action, approval or consent of any stockholders, including the Public Stockholders (defined below), which date shall be included in a public announcement, and (iv) the redemption of the Offering Shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the ‘Offering Shares’) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as ‘Public Stockholders.’”

ANNEX A

2.            The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the text of Section 9.2(d) of Article IX thereof in its entirety and inserting the following in lieu thereof:

“(d) In the event that (i) the Corporation has not completed an initial Business Combination by the date provided in clause (ii) of Section 9.1(b) or (ii) the redemption contemplated by clause (iii) of Section 9.1(b) has occurred (the earlier of the dates described in the foregoing clauses (i) and (ii) is hereinafter the ‘Termination Date’), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days after the Termination Date, subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

3.            The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the text of Section 9.4 of Article IX thereof in its entirety and inserting the following in lieu thereof:

“Prior to the completion of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote as a class with the Class A Common Stock on: (a) the Corporation’s initial Business Combination; (b) on any pre-Business Combination activity; (c) any amendment to this Amended and Restated Certificate to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the date provided in clause (ii) of Section 9.1(b); or (d) on any amendment to this Article IX.”

ANNEX A

4.           The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the text of Section 9.7 of Article IX thereof in its entirety and inserting the following in lieu thereof:

“If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) that would modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the date provided in clause (ii) of Section 9.1(b) or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

5.            The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Remainder of Page Intentionally Left Blank]

ANNEX A

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed and acknowledged this _________ day of ______, 2022.

PROPERTY SOLUTIONS ACQUISITION CORP. II

By:
Name:
Title:

ANNEX B

PROPOSED AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), is made effective as of [●], 2022 (the “Effective Date”), by and between Property Solutions Acquisitions Corp. II, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement made effective as of March [●], 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account established for the benefit of the Company and the Public Stockholders under the circumstances described therein;

WHEREAS, Section 6(d) of the Trust Agreement provides that the Trust Agreement or any provision thereof may only be changed, amended or modified pursuant to Section 6(c) thereof (e.g., by a writing signed by each of the parties to the Trust Agreement) with the Consent of the Stockholders, which is defined in Section 6(d) of the Trust Agreement to mean, as relevant to this Amendment Agreement, the “receipt by the Trustee of a certificate from the inspector of elections of the stockholder meeting certifying that the Company’s stockholders of record as of a record date established in accordance with Section 213(a) of the Delaware General Corporation Law, as amended (“DGCL”) (or any successor rule), who hold sixty-five percent (65%) or more of all then outstanding shares of Common Stock and Class B common stock, par value $0.0001 per share, of the Company voting together as a single class, have voted in favor of such change, amendment or modification…” (the “Requisite Vote Certificate”);

WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, at least sixty five percent (65%) of the then outstanding shares of Common Stock and Class B common stock, voting together as a single class, voted affirmatively to approve (i) this Amendment Agreement and (ii) an amendment to the Company’s amended and restated certificate of incorporation (such amendment, the “Charter Amendment”);

WHEREAS, the Trustee has received the Requisite Vote Certificate with respect to the Consent of the Stockholders to this Amendment Agreement; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein concurrently with the effectiveness of the Charter Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.    Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined herein, shall have the meanings ascribed to such terms in the Trust Agreement.

ANNEX B

2.    Amendments to the Trust Agreement.

(a)                Effective as of the Effective Date, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after: (x) receipt of, and only in accordance with, the terms of a letter from the Company (‘Termination Letter’) in a form substantially similar to that attached hereto as either Exhibit A, Exhibit B-1 or Exhibit B-2, as applicable, signed on behalf of the Company by at least two of its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the ‘Board’) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon date which is the later of (1) a Termination Date (as defined in the Company’s amended and restated certificate of incorporation), or (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B-1 or Exhibit B-2, as applicable, and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;”

(b)                Effective as of the Effective Date, Exhibit B of the Trust Agreement is deleted in its entirety and replaced with Exhibit B-1 and Exhibit B-2 attached to this Amendment Agreement.

3.                 No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of the parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement. This Amendment Agreement is intended to be in full compliance with the requirements for an amendment to the Trust Agreement as required by Section 6(c) and Section 6(d) of the Trust Agreement, and any defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto to the fullest extent permitted by applicable law.

4.                References. All references to (a) the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement or in this Amendment Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement and (b) the “Company’s amended and restated certificate of incorporation” in the Trust Agreement shall refer to the Company’s amended and restated certificate of incorporation, as amended, including, without limitation, by the Charter Amendment.

5.                Governing Law. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

ANNEX B

6.                Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment Agreement by electronic transmission shall constitute valid and sufficient delivery thereof.

[Signature Page Follows]

ANNEX B

IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
title:

Property Solutions Acquisitions Corp. II

By:
Name:
Title:

ANNEX B

EXHIBIT B-1

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:          Trust Account - Termination Letter

Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Class Acceleration Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of March [●], 2021 (as amended, the “Trust Agreement”), this is to advise you that the Company did not effect a Business Combination with a Target Business by the date specified in the Company’s amended and restated certificate of incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [●], 202[●] as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Company’s amended and restated certificate of incorporation. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

Property Solutions Acquisitions Corp. II

By:
Name:
title:

ANNEX B

EXHIBIT B-2

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:          Trust Account - Termination Letter

Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Class Acceleration Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of March [●], 2021 (as amended, the “Trust Agreement”), this is to advise you that the Board has, prior to the “Outside Date” specified in the Company’s amended and restated certificate of incorporation, determined to redeem 100% of the shares of Common Stock from the Public Stockholders pursuant to the Company’s amended and restated certificate of incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [●], 202[●] as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Company’s amended and restated certificate of incorporation. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

Property Solutions Acquisitions Corp. II

By:
Name:
title:

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION of PROPERTY SOLUTIONS ACQUISITION CORP. II

PROPERTY SOLUTIONS ACQUISITION CORP. II
64 MADISON AVE, SUITE 1009
NEW YORK, NY 10065

SPECIAL MEETING OF STOCKHOLDERS

, 2022

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

PROPERTY SOLUTIONS ACQUISITION CORP. II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON , 2022

The undersigned hereby appoints [ ] and [ ] (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Property Solutions Acquisition Coprp. II, a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of stockholders of the Company, to be held on [•], 2022 at [•] [a.m./p.m.] Eastern Time, virtually over the internet at [•] (the “Special Meeting”), and at any adjournments and/or postponements thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE LIQUIDATION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of stockholders to be held on [•], 2022

This notice of Special Meeting of stockholders and accompanying Proxy Statement are available at: [•]

The Board of Directors Recommends a Vote of “For” Each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4 (If Presented).

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend the amended and restated certificate of incorporation (the “Charter”) to extend the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Extension”) from March 8, 2023 (the “Current Termination Date”) to [ ] 2023 (the “Extended Date”) and to further allow us, without another stockholder vote, to elect to extend the applicable Termination Date up to [ ] additional times, by an additional one month each time after the Extended Date, until [ ] 2023 (each, an “Additional Extended Date”), or a total of up to [ ] months after the Current Termination Date (such period, the “Extension Period”);

	☐	☐	☐

Proposal 2 – Liquidation Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend the Charter to permit our board of directors (the “Board”), in its sole discretion, and without another stockholder vote, to elect to wind up our operations on a date that is earlier than the Extended Date or any Additional Extended Date, as applicable (including earlier than the Current Termination Date);

	☐	☐	☐

Proposal 3 – Trust Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend the Company’s investment management trust agreement, dated as of March [ ], 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to change the date by which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “Trust Account”) to the earlier of: (a) the later of: (i) the last day of the Extension Period or (ii) such later date as may be approved by the Company’s stockholders in accordance with the Charter; and (b) such earlier date as determined by our Board in its sole discretion; and

	☐	☐	☐

Proposal 4 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

A proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1, Proposal 2 or Proposal 3.

	☐	☐	☐

Date: _______________, 2022

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.